JANUS ADVISER SERIES

                      Supplement Dated February 1, 2002 to
      Statement of Additional Information ("SAI") Dated September 30, 2001
                       as Supplemented December 14, 2001


Janus Adviser Series held a special meeting of shareholders on January 31, 2002 at which the Funds' shareholders approved various proposals, including the following revisions to certain of the Funds' investment restrictions. Each of these policies is a fundamental restriction, which may not be changed without a subsequent shareholder vote. NONE OF THESE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, ARE INTENDED TO MODIFY THE WAY ANY FUND IS CURRENTLY MANAGED, NOR ARE THEY ANTICIPATED TO CHANGE THE LEVEL OF RISK ASSOCIATED WITH INVESTING IN THE FUNDS.

For Janus Adviser Growth Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Growth and Income Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund and Janus Adviser Flexible Income Fund, restriction (1) on pages 2 and 3 of the SAI is replaced in its entirety by the following:

o With respect to 75% of its total assets, Janus Adviser Growth Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Growth and Income Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund and Janus Adviser Flexible Income Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

For Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund, each Fund's fundamental restriction on diversification is rescinded.

Restriction (4) on page 3 of the SAI is replaced in its entirety with the following:

o Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

Restriction (5) on page 3 of the SAI is replaced in its entirety with the following:

o Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

Restriction (e) on page 4 of the SAI is deleted in its entirety, current restrictions (f) and (g) on page 4 of the SAI are redesignated as (e) and (f), respectively, and the following is added as restriction (7) on page 3 of the
SAI:

o Borrow money except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.



108-31-018 2/02